Exhibit 99.2

Second Quarter 2007 Financial Review and Analysis (Unaudited) July 24, 2007

Forward-Looking Statements Certain information presented in this document may constitute "forward-looking" statements. These statements and financial or other business targets are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or expected results depending on a variety of factors, including but not limited to fluctuations in cost and availability of raw materials; ability of the Company to achieve and sustain targeted cost reductions, including synergies expected from the integration of the Paxar business in the time and at the cost anticipated; foreign currency exchange rates; worldwide and local economic conditions; impact of competitive products and pricing; selling prices; impact of legal proceedings, including the Australian Competition and Consumer Commission investigation into industry competitive practices, and any related proceedings or lawsuits pertaining to this investigation or to the subject matter thereof or of the concluded investigations by the U.S. Department of Justice ("DOJ"), the European Commission, and the Canadian Department of Justice (including purported class actions seeking treble damages for alleged unlawful competitive practices, and a purported class action related to alleged disclosure and fiduciary duty violations pertaining to alleged unlawful competitive practices, which were filed after the announcement of the DOJ investigation), as well as the impact of potential violations of the U.S. Foreign Corrupt Practices Act based on issues in China; impact of epidemiological events on the economy and the Company's customers and suppliers; successful integration of acquisitions; financial condition and inventory strategies of customers; timely development and market acceptance of new products; fluctuations in demand affecting sales to customers; and other matters referred to in the Company's SEC filings. The Company believes that the most significant risk factors that could affect its ability to achieve its stated financial expectations in the near-term include (1) the impact of economic conditions on underlying demand for the Company's products; (2) the impact of competitors' actions, including expansion in key markets, product offerings and pricing; (3) the degree to which higher raw material and energy-related costs can be passed on to customers through selling price increases (and previously implemented selling price increases can be sustained), without a significant loss of volume; (4) potential adverse developments in legal proceedings and/or investigations regarding competitive activities, including possible fines, penalties, judgments or settlements; and (5) the ability of the Company to achieve and sustain targeted cost reductions, including expected synergies associated with the Paxar integration. The financial information presented in this document represents preliminary, unaudited financial results. Slide 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP measures as defined by SEC rules. The most directly comparable GAAP measures have been included in the earnings news release for the quarter. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are included with the financial statements accompanying the earnings news release for the quarter. (See Attachments A-2 through A-6 to Exhibit 99.1, news release dated July 24, 2007.) The Company's non-GAAP financial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP measures, may make it difficult to assess the underlying performance of the Company in a single period. By excluding certain accounting effects, both positive and negative (e.g., gains on sales of assets, restructuring charges, asset impairments, effects of acquisitions and related costs, etc.), from certain of the Company's GAAP measures, the Company believes that it is providing meaningful supplemental information to facilitate an understanding of the Company's "core" or "underlying" operating results. These non-GAAP measures are used internally to evaluate trends in the Company's underlying business, as well as to facilitate comparison to the results of competitors for a single period. (See Attachment A-2 of Exhibit 99.1 for discussion of limitations associated with the use of these non-GAAP measures.) The information in this document has been furnished (not filed) under Form 8-K with the SEC and is posted at the Investors section of the Company's Web site. Slide 3

Overview Net sales increased 8.1% over prior year Adjusted unit volume growth was approx. 3% (adjusted for early customer orders for office products related to the back-to-school season, offset by completion of customer inventory reduction related to prior year forward buy, as well as exited low-margin business) Modestly negative impact from price/mix changes, in line with expectations (~ 50 basis point reduction in sales) Operating margin before restructuring and asset impairment charges and impact of Paxar acquisition declined by 10 basis points Productivity initiatives compensated for a more competitive pricing environment in roll materials and higher raw material costs, as well as transition costs associated with new productivity actions, higher spending in RIS, and general inflation

Overview (continued) Effective tax rate for the quarter was 23% (full year rate expected to be within original guidance of 20% to 22%) Reported E.P.S. of $0.87 includes: Net benefit of $0.01 from the reversal of an accrual related to a patent lawsuit and restructuring costs $0.16 dilution from the Paxar acquisition, including approximately $0.07 of software impairment, $0.06 of integration costs, $0.03 of incremental interest expense and other In addition, reported E.P.S. includes $0.02 of transition costs associated with previously announced productivity actions

Core volume growth (est.) 1.0% 3.0% 1.0% 1.5% 2.5% Comparability adjustments(1) 1.5% (0.5)% (0.5)% 1.5% 0.5% "Underlying" volume growth 2.5% 2.5% 0.5% 3.0% 3.0% Reported Sales Growth (0.1)% 4.6% 3.5% 3.9% 8.1% Management Analysis of Underlying Sales Trends (1) Adjustments for comparability: 2006 - Decision to exit certain low margin private label business; shift in timing of back-to-school orders from Q2 to Q3; prior year short-term benefit of competitor plant strike in Europe (Q2 only); and forward buy in Q4 related to January price increase. 2007 - Decision to exit certain low margin business; price-related forward buy in Q4-06 that pulled sales out of 1H-07; shift in timing of back-to-school orders from Q3 to Q2. (2) Reported Sales Growth less the impacts of foreign currency translation, acquisition and divestitures, and comparability adjustments (calculation may not tie due to rounding). Q2-06 Q3- 06 Q4-06 Q1-07 Adj. Organic Sales Growth(2) 3.4% 3.4% 1.4% 2.5% 2.3% Other factors impacting reported sales growth: Acquisitions, Net of Divestitures (1.4)% (1.1)% (1.1)% (0.8)% 2.5% Price/Mix + 1% + 1% + 1% ~ flat (0.5)% Currency (0.3)% 1.8% 2.6% 3.5% 3.5% Q2-07

Gross Profit Margin (Total Company) 26.8% 27.9% 26.2% Operating Margin (non-GAAP*): Pressure-Sensitive Materials 9.8% 9.8% 9.7% Office and Consumer Products 16.2% 16.5% 12.6% Retail Information Services 10.7% 12.7% 4.6% Other Specialty Converting 4.2% 3.5% 6.8% Total Company 10.0% 10.1% 8.4% Impact of RFID on reported margin: (0.4)% (0.5)% (0.4)% Total Company Excluding RFID 10.4% 10.6% 8.8% * Earnings before interest and taxes, restructuring and asset impairment charges, and other items detailed in Attachments A-3, A-4 and A-6 of Exhibit 99.1. Q2-07 Q2-06 Q1-07 Margin Analysis (excluding Paxar - see Slide 17 for reconciliation to GAAP)

Key Factors Impacting Margin Excluding Paxar, gross profit margin declined 110 basis points compared with prior year to 26.8% Decline reflects impact of price competition and higher raw material costs, transition expenses associated with new cost reduction initiatives, and general inflation, partially offset by savings from prior year restructuring and other sources of productivity Programs underway to drive gross margin improvement in second half (benefiting Office Products and Roll Materials) Excluding Paxar, marketing, general and administrative (MG&A) expense ratio improved 90 basis points to 16.9% Ex-Paxar, absolute MG&A spending was roughly flat vs. prior year, as productivity offset negative effects of currency ($7 mil.) and general inflation Sequentially, MG&A spending increased modestly, as typical seasonal spending increases were partially offset by lower corporate costs

PRESSURE-SENSITIVE MATERIALS Reported sales of $879 mil., up 8.6% compared with prior year Organic sales growth of approx. 4% Change in sales for roll materials business by region, adjusted for the effect of currency: Mid single-digit growth in Europe (largest region for this business) North America roughly comparable to prior year (first quarter of positive volume comparisons since start of inflationary cycle in late 2004) Nearly 20% growth for Asia Low double-digit growth for South America Graphics & Reflective business increased at low single-digit rate before currency Excluding restructuring and asset impairment charges and the reversal of an accrual for a patent lawsuit, operating margin was unchanged vs. prior year at 9.8%, as restructuring and other productivity initiatives offset the negative effects of pricing and unfavorable product mix Q2-2007 Segment Overview

Q2-2007 Segment Overview (continued) RETAIL INFORMATION SERVICES Reported sales of $219 mil., up 20.8% compared with prior year due to the Paxar acquisition Organic sales decline of approx. 1%, reflecting soft retail sales among key U.S. customers and share loss in woven labels, as well as share loss in Europe as customers defaulted to Paxar following the acquisition announcement YTD, Paxar has outpaced RIS sales growth, reflecting their established position with faster-growing European retailers/brand owners Operating margin before the effects of the acquisition and restructuring costs declined 200 basis points to 10.7% Productivity savings were more than offset by increased expense due to information technology and employee-related costs in Asia, complexity-related cost increases due to smaller order sizes, and general inflation

Q2-2007 Segment Overview (continued) OFFICE AND CONSUMER PRODUCTS Reported sales of $263 mil., down 1.0% compared with prior year Completion of inventory draw-down related to Q4 price-related forward buy reduced sales by an estimated 2 points in the quarter; exited low-margin business contributed another 1 point of decline Shift in timing of back-to-school orders from Q3 to Q2 is estimated to have contributed 3 points of growth Currency contributed 1.7 points of growth Organic sales decline of approx. 2% adjusted for year-on-year comparability issues Operating margin declined 30 basis points to 16.2%, excluding divestiture- related expenses and a gain from curtailment and settlement of a pension obligation OTHER SPECIALTY CONVERTING Reported sales of $162 mil., up 5.9% compared with prior year Adjusting for exited low margin business and currency, sales increased on an organic basis by approx. 5% Excluding restructuring costs, operating margin increased by 70 basis points to 4.2%, reflecting reduction in loss from RFID

Second Quarter YTD Cash Flow and Debt-To-Total Capital Millions, except as noted 2007 2006 Cash flow from operations $130.9 $133.0 Payment for capital expenditures $ 94.7 $ 80.5 Payment for software and other deferred charges $ 29.0 $ 15.7 Free Cash Flow(1) $ 7.2 $ 36.8 Dividends $ 85.4 $ 85.7 Share Repurchase $ 63.2 -- Total debt to total capital at end of period 56.8% 38.6% (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges (1) Cash flow from operations less payment for capital expenditures, software and other deferred charges

Paxar Financial Outlook Annual Estimated E.P.S. Accretion (Dilution) (excluding integration costs / one-time charges) 2007 $(0.07) 2008 $0.40 - $0.50 2009 $0.70 - $0.80 2010 $0.90 - $1.00 Estimated After-Tax Amortization of Intangibles (per share, included in E.P.S. above) 2007 $ 0.10 to $ 0.15 2008 and on $ 0.20 to $ 0.30 Estimated Integration Costs / One-Time Charges amount, timing and accounting treatment (P&L vs. goodwill adjustment) TBD Restructuring, Asset Impairment, and Integration-Related Costs: $125 to $135 mil. IT-Related Costs: $ 50 to $ 75 mil. Total: $175 to $210 mil. (~ 85% cash)

Paxar Financial Outlook (continued) Estimated cost synergies (net of potential offsets): $115 to $125 mil. (90%+ cash) Timing to achieve savings (% of target savings achieved) 2007 Year-End Run Rate: 30% - 40% 2008 Mid-Year Run Rate: 60% - 70% 2008 Year-End Run Rate: 90%+ Financing Weighted average interest rate of 6.5% (higher than original expectation due to interest rate increases since transaction was announced, and anticipated mix of financial instruments, including the issuance of hybrid securities)

Reported revenues expected to increase 14-16% for the full year, including 9% benefit from Paxar acquisition, net of divestitures, and 3.5% to 4.0% benefit from currency translation Core unit volume growth expected to accelerate in second half (additional 2 points of growth compared to Q2 pace), reflecting above-average growth from Paxar business, and anticipated trend improvement/easier comparisons for other businesses Operating margin of 9.0% to 10.0%, reflecting: Moderate inflation in raw material costs largely offset with benefit from global sourcing strategies, material cost-outs, and selective price increases Continued pricing pressure in North American and European roll materials businesses Interest expense of approximately $105 mil., reflecting acquisition-related debt Tax rate within original guidance range of 20% to 22% Updated 2007 Earnings Guidance: Key Assumptions

2007 Earnings Guidance 2007 Guidance Reported (GAAP) Earnings Per Share, Before Paxar $3.90 - $4.10 Add Back: Estimated Restructuring and Asset Impairment Charges(1) $0.05 - $0.10 Adjusted (non-GAAP) Earnings Per Share, Before Paxar $4.00 to $4.15 (1) Subject to upward revision as plans are finalized (updated 7/24/07) Operational EPS Impact of Paxar(2) $(0.05) - $(0.10) Restructuring/Asset Impairment Charges and Integration Costs - amount, timing and accounting treatment (P&L vs. goodwill adjustment) to be determined - will provide update in October (2) Core business, amortization of intangibles, and incremental interest expense only Adjusted (non-GAAP) Earnings Per Share With Paxar $3.90 to $4.10

Backup: Second Quarter Gross Profit & MG&A GAAP Reconciliation for Effects of Paxar GAAP Reconciliation for Effects of Paxar GAAP Reconciliation for Effects of Paxar